SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



 Date of Report: June 1, 1999                   Commission file number: 0-16214

                           ALBANY INTERNATIONAL CORP.
                           --------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                                       14-0462060
         --------                                       ----------
(State or other jurisdiction of             (IRS Employer Identification Number)
 incorporation or organization)

   1373 Broadway, Albany, New York                              12204
   -------------------------------                              -----
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:  518-445-2200

Item 5.           Other Events
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Albany International Corp. is filing herewith a press release as Exhibit 99.1 which is incorporated herein by reference.

Item 7.           Financial Statements and Exhibits
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Exhibit No.       Description
-----------       -----------
   99.1           Press Release

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.









                           ALBANY INTERNATIONAL CORP.
                           --------------------------
                                  (Registrant)


Date:  June 1, 1999


                             By /s/ Michael C. Nahl
                             ----------------------
                                 Michael C. Nahl
                             Sr. Vice President and
                             Chief Financial Officer

                                  Exhibit 99.1

                                  Press Release

                                  For additional information contact:
                                  Kenneth C. Pulver
                                  Vice President, Corporate Communications
                                  (518) 445-2214

FOR IMMEDIATE RELEASE


                ALBANY INTERNATIONAL ANNOUNCES MAJOR ACQUISITION

         Albany, New York, May 26, 1999 - Albany International Corp. (NYSE/PSE:AIN) announced today that it has agreed to purchase shares of the paper machine clothing businesses of the Geschmay group for approximately $232 million in cash. The corporations to be acquired had aggregate 1998 sales of approximately $160 million and are part of a group of family-owned companies. Geschmay's principal operations are located in Europe and the United States. Geschmay is recognized as a skillfully managed and experienced manufacturer of innovative and quality products. The transaction is subject to necessary regulatory filings and clearances.
         Francis L. McKone, Chairman of the Board and Chief Executive Officer of Albany International, stated, "The Geschmay name has been associated with high quality and technical excellence for many decades, and Albany is very pleased to be able to combine Geschmay's paper machine clothing capabilities with our own. The greater geographical scope and combined production, research, and product applications experience resulting from the transaction will permit us to better serve our combined customers around the world."
         Speaking for the Geschmay group, Helmut Mainz, Chairman, said, "The clear trend toward consolidation in the paper industry has created a need for consolidation among paper industry suppliers as well. We are pleased that the Geschmay tradition of excellence can be carried forward through a combination with the world's leading paper machine clothing supplier."
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